UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2010

Momentive Specialty Chemicals Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction

of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

Hexion Specialty Chemicals, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 21, 2010, Momentive Specialty Chemicals Inc. (the “Company”) issued a News Release announcing its preliminary results for third quarter 2010. A copy of the News Release is furnished as Exhibit 99.1 to this current report.

Item 7.01	Regulation FD Disclosure

On October 21, 2010, the Company issued a News Release announcing that it will launch a cash tender offer for certain of its outstanding notes. A copy of the News Release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The Company also announced, pursuant to Rule 135c of the Securities Act of 1933, as amended, the Company’s intent to offer $440,000,000 aggregate principal amount of second-priority senior secured notes due 2020 through a private placement. A copy of the related News Release is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release, dated October 21, 2010, announcing Momentive Specialty Chemicals Inc.’s Preliminary Third Quarter 2010 Results.

Exhibit 99.2	News Release, dated October 21, 2010, announcing Momentive Specialty Chemicals Inc.’s Tender Offer for Certain of its Outstanding Notes

Exhibit 99.3	News Release, dated October 21, 2010, announcing Momentive Specialty Chemicals Inc.’s Proposed $440 Million Debt Offering

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTIVE SPECIALTY CHEMICALS, INC.
Date: October 22, 2010
	By:	/s/ William H. Carter
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release dated October 21, 2010 titled “Momentive Specialty Chemicals Inc. Announces Preliminary Third Quarter 2010 Results.”
99.2	News Release, dated October 21, 2010 titled “Momentive Specialty Chemicals Inc. Announces Tender Offer for Certain of its Outstanding Notes.”
99.3	News Release, dated October 21, 2010 titled “Momentive Specialty Chemicals Inc. Announces Proposed $440 Million Debt Offering.”